Exhibit 32.2

Corcept Therapeutics Incorporated

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Corcept Therapeutics Incorporated (the “Company”) on Form 10-Q/A for the period ended June 30, 2014 (the “Report”), I, G. Charles Robb, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. Charles Robb
G. Charles Robb
Chief Financial Officer
October 22, 2014

This certification is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Corcept Therapeutics Incorporated under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, irrespective of any general incorporation language contained in such filing.